                                                             EXHIBIT 10.26
                                                             Agreement Number
                                                             ----------------
                                                             Effective Date
                                                             ----------------
UNISYS                              Marketing Associate
                                    Solution Alliance
                                    Agreement

THIS AGREEMENT is between Unisys Corporation, Township Line and Union Meeting Roads, Blue Bell, PA 19422, Unisys(TM) and

Marketing Associate (MA)
----------------------------------------------------------------------------
Name
   CAIS, Inc.
----------------------------------------------------------------------------
Address
   1232 22nd St. NW
----------------------------------------------------------------------------
City, State, ZIP code
   Washington, D.C. 20037
----------------------------------------------------------------------------
Attention                   Telephone number               Fax number
   Ulysses G. Auger, II     202-463-8500
----------------------------------------------------------------------------
Country
   USA
----------------------------------------------------------------------------


MA ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT, INCLUDING THE NEXT THREE PAGES AND ALL ATTACHED EXHIBITS, AND THAT IT IS NOT ENTERING INTO THIS AGREEMENT ON THE BASIS OF ANY REPRESENTATIONS NOT EXPRESSLY SET FORTH HEREIN.

Agreed and Accepted                    MA

Unisys Corporation                     CAIS, Inc.
                                       ----------------------------------

                                       /S/Ulysses G. Auger, II
-------------------------------------------------------------------------
Signature                  Date        Signature                  Date

----------------------------------     ----------------------------------
[ILLEGIBLE] name:                      [ILLEGIBLE] name:
                                       President & Chairman
----------------------------------     ----------------------------------
Title                                  Title

Terms and Conditions
------------------------------------------------------------------------------
1. Background
   MA (a) has developed and is the owner of, or otherwise has the right to market, products which will run on/with certain computer equipment, and/or
   (b) can provide services to users of certain types of computer equipment. MA is interested in marketing its computer products and/or services to current or prospective users of Unisys and multivendor computer equipment, subject to the terms and conditions of this Agreement. Unisys is willing to market its computer equipment in conjunction with MA computer products and/or provide marketing support for MA's products and/or services subject to the terms and conditions of this Agreement.

2. Definitions
   2.1 "Product" means the MA equipment and the MA computer software programs which operate with the Computer System(s) listed in Exhibit A of this Agreement. The Products consists of all items listed on Exhibit B of this Agreement and includes all Corrections, Improvements, and Enhancements, Updates and Upgrades made by or for MA.
   2.2 "Services" means the MA services offered by MA to users of the Computer System(s) listed in Exhibit A of this Agreement. The Services include all the services listed on Exhibit B of this Agreement.
   2.3 "Documentation" means all materials (and all revisions) relating to the Product and Services including as applicable, but not limited to, brochures, specifications, operating instructions, input information, instructional and other documentation, including guides and manuals.
   2.4 "Corrections" means changes to the Product to make it conform to the then-current Documentation.
   2.5 "Improvements" means additions or changes to the Product intended to improve performance.
   2.6 "Enhancements" means new functions or features for the Product, which provide a new capability.
   2.7 "Updates" means subsequent releases for the Product, which incorporate accumulated Corrections, Improvements and Enhancements together with revised Documentation for the Update.
   2.8 "Upgrades" means changes to the Product, which enable the Product to operate with changes to the Computer Systems and software furnished with such Systems.
   2.9 "Computer System" means the Unisys and multivendor equipment series listed on Exhibit A. "Multivendor" means equipment series not manufactured by Unisys.
   2.10 "Qualified Prospect" means the prospective end-user of the Products or Services who is qualified by Unisys and given this designated status according to this Agreement.
   2.11 "End-User" means the buyer/licensee of the Product and/or Service that contracts directly with MA for the Products and Services for which Unisys is entitled to a fee.

3. Obligations of MA
   3.1 MA will provide Unisys with (a) marketing brochures published by MA describing the Products and Services and (b) an accurate description of the Products including, but not limited to, the functional specifications and performance characteristics suitable for submission by Unisys to potential End-Users. The description of the Products and services will be updated by MA as frequently as required to maintain accuracy.
   3.2 MA also will provide to Unisys: (a) guidelines for qualification of potential End-Users; (b) a detailed description and definition of the minimum Computer System configuration required to use the Product and Service with each Computer System and guidelines for configuring the Unisys Computer System used in conjunction with the Product and Service; (c) if available, an analysis and comparison of the Product and Service to functionally similar computer products and services offered by MA's competitors; (d) a reasonable quantity of MA sales brochures for the Products and Services; and (e) if available, benchmark test results for Products as used with Unisys Computer Systems.
   3.3 MA will accept a worksheet to assist Unisys in qualifying prospective End-Users. This worksheet will be based on the guidelines furnished to Unisys by MA under 3.3(a) above.
   3.4 MA will accept worksheets from Unisys and designate the prospect profiled on the worksheet as a Qualified Prospect unless MA is already working with the prospect without any involvement of Unisys. MA will sign the worksheet and return it, along with a letter that either accepts or rejects the prospect as a Qualified Prospect, to the Unisys designated point of contact. If Qualified Prospect status is withheld, MA shall provide a written explanation for its determination. If a worksheet is not signed by MA and returned to Unisys within 30 days of its submission to MA, the prospect profiled on the worksheet will be deemed a Qualified Prospect. If there is no account activity with a Qualified Prospect over a 90 day period, then that account will lose its Qualified Prospect status and MA will be allowed to initiate sales contact activity with said account.
   3.5 MA will offer each End-User a support and maintenance agreement in the form attached as Exhibit C of this Agreement (or MA's subsequent standard support and maintenance agreement generally offered by MA to its buyers/ licensees) and in accordance with the terms and conditions of the agreement(s) between MA and End-User, provide the support services listed in Exhibit D of this Agreement.
   3.6 MA will deliver Corrections, Improvements, Enhancements, Updates and Upgrades, as applicable, for the products sold/licensed to End-Users in accordance with the terms of the MA's sale/license agreement and/or support and maintenance agreement between MA and an End-User; provided, however, delivery of Corrections, Improvements and Enhancements to End-Users of Unisys Computer Systems will be made no later than the delivery of equivalent Corrections, Improvement and Enhancements to users of MA Products on multivendor Computer Systems.
   3.7 MA will provide Unisys with a regular written activity report in which the content, structure, and frequency of such reporting to be negotiated by the Parties.
   3.8 If the Territory, identified on the face of this Agreement, includes Canada, MA agrees and is obligated to obtain all legal consents, permits, licenses and governmental approvals required in order for MA to do business in Canada.

4. Obligations of Unisys
   4.1 Unisys will market Unisys Computer Systems in conjunction with the Products and/or will provide marketing support to MA in conjunction with the offering of Products and Services to users and prospective users of Unisys Computer Systems, where such users are also multivendor users.
   4.2 Unisys will distribute to its appropriate sales representatives the sales literature provided by MA as well as the information provided by MA under 3.2 and 3.3
   4.3 Subject to availability and advance scheduling by MA:
   (a) Unisys will use reasonable efforts to make available for use by MA for demonstration purposes any Unisys Computer System installed in Unisys offices in the Territory identified on the cover page of this Agreement;
   (b) Unisys will include the Products in appropriate demonstrations and benchmark tests otherwise being conducted by Unisys for potential End-Users;
   (c) Unisys will provide pre-sales technical assistance to MA for the sole purpose of designing the capabilities of the Unisys Computer System;
   (d) Unisys will register End-Users for education courses at Unisys Education Centers. Such End-Users will pay the then-current Unisys charges for the selected education courses;
   (e) Unisys sales representatives may invite MA to participate with Unisys in relevant conventions, trade shows and seminars; and
   (f) Unisys will provide MA with use of a Unisys facility for MA training of Unisys sales representatives on industry concepts and sales techniques relating to the Products and Services.
   4.4 Unisys will complete the worksheet provided to Unisys according to
   Section 3.4 to qualify prospective buyers/licensees of the Products and Services. Unisys will submit the worksheet to MA for each prospect that Unisys wants designated as a Qualified Prospect.
   4.5 Unisys will brand the OverVoice service mark on all wall jacks, launch pad screens, and hotel marketing materials that describe high speed Internet service in all hotels that have the OverVoice technology installed.
   4.6 Unisys agrees to pay MA a 5% branding fee for all in-hotel guest room revenue generated from Unisys touch pad screens in hotel guest rooms in which OverVoice technology is installed.

5. Development/Demonstration Unisys Computer System
   5.1 MA may obtain on a consignment basis from Unisys one equipment configuration of each Unisys Computer System listed in Exhibit A and license software for MA demonstration and/or developmental purposes. MA agrees to provide to Unisys proprietary OverVoice wall jacks and control units on a consignment basis for Unisys demonstration and/or developmental purposes, the number of such consignment wall jacks and control units to be mutually agreed upon by the partners.
   5.2 The Unisys development/demonstration equipment acquired by the MA will not be leased or resold by the MA for a period of one year (or other applicable period of time specified in then-current Unisys Marketing Associate policy) from the date of MA payment for such equipment.

6. Fees
   6.1 Unisys will earn a fee in the range of * to *% for each proprietary product sold to a hotel property, depending upon an annual volume incentive schedule to be negotiated by the parties. Unisys will earn a fee in the range of * to *% for all CAIS Internet access services sold to a hotel property, depending upon an annual volume incentive schedule to be negotiated by the parties. Fees will be paid for all proprietary products and Internet access services sold during the term of this Agreement and within six months after any termination or cancellation of this Agreement. The parties agree that any revenues from OverVoice laptop and/or meeting room solutions are excluded from commissionable revenues to Unisys under this section.
   6.2 MA's current published list prices are set forth in Exhibit E. MA will notify Unisys in writing at least 30 days prior to the effective date of any change in MA's published list prices.
   6.3 MA will pay the fee to Unisys within 30 days after the End-User is billed for the Product and Service. Unisys may impose a late payment charge equal to the lessor of (1) 1-1/2% per month or (2) the maximum rate allowed by law.
   6.4 MA will keep its business records according to generally accepted accounting principles. MA will permit Unisys to examine the records related to this Agreement during regular business hours at MA's address on the cover page of this Agreement upon at least 10 days written notice from Unisys.

7. MA Warranties

---------------------
 * Confidential Treatment Requested. The redacted material has been separately filed with the Commission.

    7.1 MA warrants and represents that it (a) owns all right, title and interest in, or by license or otherwise has the right to market, the Products and Service and (b) knows of no claim of infringement of a patent, copyright or other proprietary right or of improper use or misappropriation of a third party trade secret by the Products or Services.
    7.2 MA warrants that the Products and Services will substantially conform to the description of the Products and Services delivered to Unisys in accordance with 3.2 above.
    7.3 MA warrants and represents that it has the right, without the consent of any third party, to sell/license the Products and Services to End-Users and to otherwise perform its obligations under this Agreement.
    7.4 MA warrants and represents that it has and will retain a sufficient number of technically qualified employees to fulfill its contractual obligations to its End-Users to support and maintain the Products.

8.  Use of Trademarks
    Neither party is authorized to sue the trade name or any trademark of the other or to refer to the other party's products or services in any advertisement, brochure, news release or any document intended for delivery to a third party without the prior written approval of an officer of the other party.

9.  Patent, Copyright and Trade Secret Indemnification
    9.1 Unisys, at its own expense, will defend and indemnify MA and End-Users against claims that Unisys products furnished to End-Users pursuant to this Agreement infringe a United States patent or copyright or are subject to claims of misappropriation of trade secrets protected under United States law, provided MA (a) gives Unisys prompt written notice of such claims pursuant to Section 16.9, (b) permits Unisys to defend or settle the claims, and (c) provides all reasonable assistance to Unisys in defending or settling the claims. Unisys will not defend or indemnify MA or End-Users if any claim of infringement or misappropriation results from (a) design or alteration of any Unisys product by End-Users or MA or (b) use of any Unisys product in combination with any non Unisys product. This section 9.1 states the entire liability of Unisys and MA's sole and exclusive remedy for patent or copyright infringement or trade secret misappropriation with respect to Unisys products.
    9.2 MA, at its own expense, will defend and indemnify Unisys and End-Users against claims that any Products or Services or any part thereof furnished pursuant to this Agreement infringes a United States patent or copyright or is subject to claims of misappropriation of trade secrets protected under United States law, provided Unisys (a) gives MA prompt written notice of such claims pursuant to Section 15.9, (b) permits MA to defend or settle the claims, and (c) provides all reasonable assistance to MA in defending or settling the claims. Unisys may be represented by counsel of its own choice at its own expense. MA will not defend or indemnify Unisys or End-User if any claim of infringement or misappropriation results from (a) design or alteration of any Product or service by Unisys or End-Users or (b) use of any Product in combination with any non-MA product. This Section 9.2 states the entire liability of MA and Unisys sole and exclusive remedy for patent or copyright infringement or trade secret misappropriation with respect to the Products and Services.

10. Protection of Information
    10.1 Neither party shall have any obligation to keep information disclosed by the other confidential unless the information disclosed is in tangible form and clearly marked "proprietary," "confidential," "restricted" or with a similar notice. Each party will exercise the same degree of care to avoid disclosure of such proprietary/confidential/restricted information of the other as it affords to its own similar information, but in no event less than a reasonable degree of care.
    10.2 Information which is marked "proprietary," "confidential," "restricted" or with a similar notice will be used by the receiving party only as necessary for the purposes of this Agreement and will be maintained in confidence, during and after the term of this Agreement, unless the receiving party can prove that such information: (a) is publicly available other than through a breach of this Agreement, (b) has been rightfully obtained from a third party with no obligation of confidentiality, (c) is known or developed independently of the disclosure by the disclosing party,
    (d) was already known prior to disclosure by the disclosing party or (e) was disclosed to a third party by the disclosing party without imposing an obligation of confidentiality.

11. Arbitration
    11.1 Subject to Sections 11.2 through 11.5 below, any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by arbitration before three arbitrators in accordance with the Rules of the American Arbitration Association ("AAA") then in effect, and judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration will be conducted in the city nearest MA's main U.S. office having an AAA regional office. The arbitrators will be selected from a panel of persons having experience with and knowledge of electronic computers and the computer business, and at least one of the arbitrators selected will be an attorney.
    11.2 The arbitrators will have no authority to award punitive damages nor any other damages not measured by the prevailing party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.
    11.3. Either party, before or during any arbitration, may apply to a court having jurisdiction for a temporary restraining order or preliminary injunction where such relief is necessary to protect its interests pending completion of the arbitration proceedings.

    11.4 Neither party nor the arbitrators may disclose the existence or results of any arbitration hereunder without the prior written consent of both parties.
    11.5 Prior to initiation of arbitration or any other form of legal or equitable proceeding, the aggrieved party will give the other party at least 30 days prior written notice in accordance with Section 15.9 describing the claim and amount as to which it intends to initiate action.

12. Term, Termination and Cancellation
    12.1 This Agreement will begin on the Effective Date specified on the cover page of this Agreement and continue in effect for a period of 12 months ("Initial Period") and thereafter until terminated according to its terms.
    12.2 Unisys or MA may terminate this Agreement without cause as of the end of the Initial Period or any time thereafter upon at least sixty (60) days prior written notice.
    12.3 Except as provided in Section 12.4 below, if either party breaches this Agreement, the other may cancel it upon thirty (30) days written notice, unless the breach is cured within the notice period.
    12.4 Either party may terminate this Agreement at any time upon written notice, without providing the other party with an opportunity to cure, if:
    (a) there is a change in control or ownership of the other party (or if its parent or any affiliated companies) or if all or subsequently all of the assets of the other party are sold; (b) if a receiver is appointed to the other party or its property; (c) the other party becomes insolvent or unable to pay its debts as they mature or ceases to pay its debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors; or (d) the other party is liquidated or dissolved.
    12.5 Proposals for Products and Services that are submitted to End-Users by the effective date of any termination or cancellation of this Agreement and accepted by such End-Users within sixty (60) days thereafter will be subject to the terms and conditions of this Agreement.
    12.6 No damages (whether direct, consequential, special or incidental and including expenditures and loss of profit), indemnities or other compensation will be due or payable to either party by reason of a possible termination or cancellation of this Agreement by the other party.

13. Disclaimer
    Except as expressly stated in this Agreement, neither party has made or relied on any warranties or representations (express or implied, by operation of law or otherwise) regarding the scope, duration or success of any marketing effort which Unisys or MA or both may undertake.

14. Limitation of Liability
    IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, LOSS OF GOODWILL OR OTHER DIMINUTION IN THE VALUE OF THE OTHER'S BUSINESS, REVENUES, PROFITS OR SAVINGS, EVEN IF SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

15. Other Provisions
    15.1 THIS AGREEMENT WILL BE GOVERNED BY THE LOCAL LAW OF THE COMMONWEALTH
    OF PENNSYLVANIA.
    15.2 The relationship of Unisys and MA under this Agreement is that of independent contractors only, and neither is authorized to act as the agent or legal representative of the other. No provision of this Agreement or any act by either party in furtherance of the intent of this Agreement will create a joint venture relationship between the parties for any purpose whatsoever.
    15.3 Unisys may delete any Unisys Computer System from Exhibit A at any time upon at least sixty (60) days prior written notice to MA.
    15.4 Unisys will not be liable to MA for late delivery of any Computer System. MA will not be liable to Unisys for late delivery of the Products and Services.
    15.5 Any failure or delay by either party in exercising any right or remedy will not constitute a waiver. The waiver of any one default will not waive subsequent defaults of the same or different kind.
    15.6 Neither party will be liable for any failure to fulfill its obligations when due to causes beyond its reasonable control including, without limitation, the bankruptcy of any supplier or commercial impracticality.
    15.7 This Agreement or any performance under it may not be assigned by either party. Any purported assignment will be void and of no effect.
    15.8 No legal proceeding, regardless of form, related to or arising out of this Agreement may be brought by either party more than two years after the cause of action has accrued.
    15.9 All notices required by this Agreement to be given to MA will be sent to its address on the cover page of this Agreement.

    All notices required by Sections 9 and 11 will be sent by certified or registered mail and, when given to Unisys, will be addressed to:
        Office of the General Counsel
        Unisys Corporation
        Township Line and Union Meeting Roads
        Blue Bell, PA 19422

    All other notices to Unisys will be sent to:
        Vice President, Channel Marketing
        Unisys Corporation
        Township Line and Union Meeting Roads
        Blue Bell, PA 19422

    15.10 Each provision of this Agreement is severable and, if one or more provisions are declared invalid, the remaining provisions of the Agreement will remain in full force and effect.

    15.11 The rights and obligations of Unisys and MA under Sections 3.4, 3.5, 7, 9, 10, 11, 13, 14, and 15 will survive any termination or cancellation of this Agreement.

    15.12 All Exhibits referenced in this Agreement are part of it. With respect to its subject matter, this Agreement constitutes the entire agreement of the parties and supersedes all prior proposals and agreements, both written and oral, and all other written and oral communications between the parties, except that provisions of prior agreements between the parties which survive termination, cancellation or expiration of such agreements will not be superseded by this Agreement, unless specifically agreed to by the parties in writing.

    15.13 This Agreement may be modified only by writing signed by a duly authorized representative of each party. The duly authorized representatives of Unisys are individuals with the title of Vice President or Contracts Manager.

               Marketing Associates Solution Alliance Agreement
UNISYS                   Exhibit A - Computer Systems
                                                                 Agreement
                                                                 ---------------
                                                                 ---------------
UNISYS Computer Systems
--------------------------------------------------------------------------------
[illegible] applicable systems     Other (Specify):

A Senes Systems                    Unisys Servers
                                   ---------------------------------------------

2200 Series Systems
                                   ---------------------------------------------

UNIX Systems
                                   ---------------------------------------------

PC Systems
                                   ---------------------------------------------

CTCS Systems
                                   ---------------------------------------------

DP Series
                                   ---------------------------------------------
--------------------------------------------------------------------------------

Multivendor Computer Systems
--------------------------------------------------------------------------------
Specify Vendor and System Type

           Marketing Associate Solution Alliance Agreement  Agreement Number
UNISYS     Exhibit B - MA Products and Services             -------------------
                                                            -------------------

MA Software Products
-------------------------------------------------------------------------------
Software name                 Brief description

[illegible]







-------------------------------------------------------------------------------

MA Equipment Products
-------------------------------------------------------------------------------
Name                          Brief description

See Attached List             Replacement Wall Jack (see specifications)
                              Control Unit (see specifications)
  CAIS Inc., at Unisys request, may supply commodity items to make the infrastructure complete (ethernet hubs, 110 blocks, cabling, etc.)





-------------------------------------------------------------------------------

MA Services
-------------------------------------------------------------------------------
Service type                  Brief description

See Attached List             Internet Services (see overview)











-------------------------------------------------------------------------------

           Marketing Associate Solution Alliance Agreement  Agreement Number
UNISYS     Exhibit C - MA Agreements                        -------------------
                                                            -------------------

MA Support and Maintenance Agreement
-------------------------------------------------------------------------------
See Attached List



               (Attach a copy of standard agreement generally offered by MA to [illegible])

           MA service and maintenance agreement will be customized based upon agreed terms and conditions by the parties.







-------------------------------------------------------------------------------

                        Exhibit D - MA Support Services

MA Support Services for Products
-------------------------------------------------------------------------------

MA will, at a minimum

(a) provide End-User training for the Products including, if required for software Products, instructions regarding the use of the Products with Unisys Computer Systems, the methods of input, the logic of the software Products and the output generated.

(b) provide technical services by maintaining a support group to provide direct support of an End-User to assist in the understanding of the use of the Products.

(c) provide a diagnostic service to ascertain the nature of the problems an End-User may be experiencing with software Products. This may be accomplished by the use of telephone "hotline".

(d) provide centralized training facilities for End-Users, if appropriate, MA may separately contract to use Unisys facilities, if available.

(e) [illegible] support and update the software Products on a continuing basis, it being understood that such support will include, at a minimum [illegible], programming required by changes in laws of the various states where End-Users are located and keeping the software compatible with Unisys then-current system software for Unisys Computer Systems.

(f) correct all errors, malfunctions or defects in the Products.

(g) provide End-Users with all appropriate documentation and updates for the Products when documentation shall include operating instructions, End-Users manuals and other Documentation.

           Marketing Associate Solution Alliance Agreement  Agreement Number
UNISYS     Exhibit E - MA Current Published Prices          -------------------
                                                            -------------------

MA Current Published Prices for Software Products
-------------------------------------------------------------------------------
Software name                                              [illegible]

[illegible]












-------------------------------------------------------------------------------

MA Current Published Prices for Equipment Products
-------------------------------------------------------------------------------
Name                                                      [illegible]

See Attached List








-------------------------------------------------------------------------------

MA Current Published Prices for Services
-------------------------------------------------------------------------------
Name                                                      [illegible]

See Attached List








-------------------------------------------------------------------------------